LaPorte Bancorp, Inc. LPSB Investor Presentation February 2015 Michele M. Thompson – President & Chief Financial Officer Joyce M. Fabisiak – Senior Vice President & Chief Accounting Officer

Forward-Looking Statements The presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions. You can identify these forward- looking statements through our use of the words such as “may”, “will”, “anticipate”, “assume”, “should”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “plan”, “project”, “could”, “intend”, “target” and other similar words and expressions of the future. These forward-looking statements include, but are not limited to: ► Statements of our goals, intentions and expectations; ► Statements regarding our business plans, prospects, growth and operating strategies; ► Statements regarding the asset quality of our loan and investment portfolios; and ► Estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. 2

Forward-Looking Statements (continued) The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations express in the forward-looking statements: ► changes in prevailing real estate values and loan demand both nationally and within our current and future market area; ► increased competitive pressures among financial services companies; ► changes in consumer spending, borrowing and savings habits; ► the amount of assessments and premiums we are required to pay for FDIC deposit insurance; ► legislative or regulatory changes that affect our business including the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and its impact on our compliance costs; ► the success of our mortgage warehouse lending program including the impact of the Dodd-Frank Act on the mortgage companies; ► our ability to manage the impact of changes in interest rates, spreads on interest earning assets and interest-bearing liabilities, and interest rate sensitivity; ► rising interest rates and their impact on mortgage loan volumes; ► our ability to successfully manage our commercial lending; ► the financial health of certain entities, including government sponsored enterprises, the securities of which are owned or acquired by the Company; ► adverse changes in the securities market; ► the new capital rules which look effect on January 1, 2015; ► the costs, effects, and outcomes of existing or future litigation; ► the economic impact of past and any future terrorist attacks, acts of war, or threats thereof and the response of the United States to any such threat and attacks; and ► the ability of the Company to manage the risks associated with the foregoing factors as well as anticipated risk factors. This list of important factors in not all inclusive. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to item “1A-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 on file with the SEC. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of the Presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation, to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or The LaPorte Savings Bank. 3

Franchise Overview ► Established in 1871 ► Seven full-service locations in LaPorte and Porter Counties ► In 2007, acquired Michigan City, Indiana-based City Savings Financial Corp. in an MHC conversion/ acquisition ► Completed second step conversion in October of 2012 ► Opened a mortgage origination office in southwest Michigan (St. Joseph) in October 2013 4 Deposit Market Share - La Porte County, IN (1) Rank Institution (ST) Type Number of Branches Deposits in Market ($000) Market Share (%) 1 Horizon Bancorp (IN) Bank 7 556,924 34.70 2 LaPorte Bancorp Inc (IN) Thrift 6 313,358 19.53 3 1st Source Corp. (IN) Bank 5 210,930 13.14 4 Wells Fargo & Co. (CA) Bank 1 202,050 12.59 5 PNC Financial Services Group (PA) Bank 3 142,849 8.90 Total For Institutions In Market 29 1,604,769 (1) FDIC June 30, 2014 deposit information 1 LPSB Mortgage Office LaPorte Savings Bank Branch

Experienced Management Team ► Lee A. Brady – Chief Executive Officer & Director • Serves as Chairman & CEO of The LaPorte Savings Bank • Started career at The LaPorte Savings Bank in 1974 • Graduate of Indiana University and the Graduate School of Banking at the University of Wisconsin-Madison ► Michele M. Thompson – President, Chief Financial Officer & Director • Joined The LaPorte Savings Bank in 2003 • More than 30 years of banking experience • Graduate of Ball State University and holds an MBA from Indiana University ► Daniel P. Carroll – Executive Vice President and Chief Credit Officer • Joined The LaPorte Savings Bank in 2011 • More than 15 years of commercial lending and management experience • Graduate of Notre Dame and the Graduate School of Commercial Lending at the University of Oklahoma ► Patrick W. Collins – Senior Vice President , Mortgage Warehouse Lending • Joined the LaPorte Savings Bank in 2009 • More than 15 years of mortgage warehouse lending experience • Graduate of DeVry University in Columbus, OH ► Kevin N. Beres – Senior Vice President, Lending • Joined The LaPorte Savings Bank in 2007 • More than 17 years of banking experience • Graduate of Indiana University and the Graduate School of Banking at the University of Wisconsin-Madison ► Joyce M. Fabisiak – Senior Vice President, Chief Accounting Officer • Joined The LaPorte Savings Bank in September 2013 • More than 17 years of SEC accounting experience (10 years banking experience) and more than 4 years of public accounting experience focused on community banks • Graduate of Indiana University 5 L. Charles Lukmann, III Partner, Harris, Welsh & Lukmann Dale A. Parkison, C.P.A. President, Parkison & Hinton, Inc. P.C. Michele M. Thompson President & CFO, The LaPorte Savings Bank Board of Directors Paul G. Fenker Chairman of the Board Owner, Fenker's Fine Furniture Jerry L. Mayes Vice Chairman of the Board Retired, Mayes Management Lee A. Brady Chairman & CEO, The LaPorte Savings Bank Ralph F. Howes Senior Partner, Howes & Howes Mark A. Krentz CEO, Thanhardt Burger

Our Story ► Strong Balance Sheet – Capital – Clean Asset Quality ► Consistent Earnings – ROAA increased from 0.61% in 2010 to 0.86% in 2014 ► Diversified Balance Sheet: – Commercial – Mortgage Warehouse – Retail ► Strong & Improving Core Deposit Mix 6

2015 Strategic Focus Areas ► Maintain High Quality – Asset quality – Diversified lending portfolio – Emphasis on core deposits – Staff ► Increase commercial and residential lending volume – St. Joseph, MI residential loan production office – addition of lender – Increased commercial loan production – addition of lender in market outside of LaPorte County ► Earnings – Maintain tax planning strategies – Manage net interest margin – Diversify revenue sources and reliance on warehouse ► Capital Management – Cash dividends – Share repurchases 7

Loan Composition 8 Historical Loan Trends Loan Composition Loan Type ($000) 12/31/2012 12/31/2013 12/31/2014 Commercial & Industrial 20,179$ 6.3% 17,640$ 5.9% 17,415$ 5.6% CRE & Multi-Family 94,101 29.6% 99,184 33.4% 91,749 29.6% Mortgage 36,996 11.6% 35,438 11.9% 39,317 12.7% Mortgage Warehouse 137,467 43.3% 115,443 38.9% 132,636 42.9% Commercial Construction & Land 10,283 3.2% 12,098 4.1% 9,148 3.0% Residential Construction & Land 1,475 0.5% 792 0.3% 1,664 0.5% Home Equity 12,267 3.9% 11,397 3.8% 13,195 4.3% Consumer and Other 5,018 1.6% 4,920 1.7% 4,325 1.4% Total Loans 317,786$ 100.0% 296,912$ 100.0% 309,449$ 100.0% % of Total % of Total % of Total 5.6% 29.6% 12.7% 42.9% 3.0% 0.5% 4.3% 1.4% $318 $297 $309 $0 $50 $100 $150 $200 $250 $300 $350 $400 12/31/12 12/31/13 12/31/14 (in m illio n s) CRE & Multi-Family Commercial & Industrial Mortgage Mortgage Warehouse Commercial Construction & Land Residential Construction & Land Home Equity Consumer and Other

Deposit Composition 9 Historical Deposit Trends Deposit Composition Deposit Type ($000) 12/31/2012 12/31/2013 12/31/2014 Non-interest Bearing 44,016$ 12.8% 51,017$ 14.7% 53,030$ 15.6% Savings, Now, MMA 165,341 48.0 177,906 51.3 178,291 52.3 CDs and IRAs 135,334 39.2% 117,778 34.0% 109,447 32.1% Total Deposits 344,691$ 100.0 346,701$ 100.0 340,768$ 100.0 % of Total % of Total % of Total 15.6% 52.3% 32.1% $345 $347 $341 $0 $50 $100 $150 $200 $250 $300 $350 $400 12/31/12 12/31/13 12/31/14 (in millions ) Non-interest Bearing Savings, Now, MMA CDs and IRAs

Asset Quality Profile NPAs / Assets (%) (1) LLR / Loans (%) LLR / NPLs (%) (2) Net Charge-Offs / Loans (%) (1) NPAs/Assets excludes performing TDRs (2) Nonperforming loans excludes performing TDRs 10 Red bar = LLRs/Loans Gray bar = LLRs/Loans excluding mortgage warehouse loans and the reserves held against those loans 1.89 1.55 1.88 1.16 0.98 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 2010Y 2011Y 2012Y 2013Y 2014Y 1.42 1.26 1.35 1.31 1.16 1.90 1.92 2.38 2.14 2.03 0.00 0.50 1.00 1.50 2.00 2.50 3.00 2010Y 2011Y 2012Y 2013Y 2014Y 0.87 0.50 0.17 0.15 0.06 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 2010Y 2011Y 2012Y 2013Y 2014Y 57.21 59.27 51.54 79.56 81.28 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 90.00 2010Y 2011Y 2012Y 2013Y 2014Y

Profitability

ROAA (%)


1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.61
0.72
0.91
0.83
0.86
2010Y
2011Y
2012Y
2013Y
2014Y

ROAE (%)


8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
5.12
6.15
6.91
4.81
5.38
2010Y
2011Y
2012Y
2013Y
2014Y

Net Interest Margin (%)


4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.59
3.31
3.57
3.20
3.17
2010Y
2011Y
2012Y
2013Y
2014Y

Efficiency Ratio (%)


80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
62.06
68.36
63.34
69.40
71.45
2010Y
2011Y
2012Y
2013Y
2014Y

11

LaPorte BANCORP, INC.

Consistent Growth in Earnings Per Share ► Our management team has been consistently focused on generating profits for our shareholders 12 Diluted Earnings Per Share ($)1 (1) EPS calculation is exchange ratio adjusted 0.44 0.55 0.72 0.69 0.81 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 2010Y 2011Y 2012Y 2013Y 2014Y

Strong Capital Position ► LaPorte maintains a low risk profile with strong capital levels 13 Strong Capital Levels 9.4 10.0 15.6 13.8 14.5 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 2010Y 2011Y 2012Y 2013Y 2014Y TCE / Tg.A s s e ts ( % )

Capital Management ► Share buyback – Current plan to repurchase up to 5% (or 280,832 shares) of common stock(1) – Through 2/6/15 repurchased 729,396 shares since second step conversion in October 2012 ► Cash dividends – LPSB currently pays a $0.04 per share cash dividend ► Deliberate growth – Organic and select acquisitions 14 (1) Announced on September 9, 2014.

Investment Conclusions ► Experienced community banking team ► Well positioned for future growth ► Continued focus on shareholder returns ► Balance of growth & return of excess capital 15

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